UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	March 11, 2015

Journal Communications, Inc.

(Exact name of registrant as specified in its charter)

Wisconsin	1-31805	20-0020198
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 West State Street, Milwaukee, Wisconsin 53203

(Address of principal executive offices, including zip code)

(414) 224-2000

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.                                        Submission of Matters to a Vote of Security Holders.

On March 11, 2015, Journal Communications, Inc. (the “Company”) held a special meeting of shareholders (the “Special Meeting”).  At the Special Meeting, the Company’s shareholders voted on the following matters:

(a)                                 A proposal to approve the spin-off of the Company’s newspaper business to its shareholders and the subsequent merger of the entity that will hold such newspaper business with a wholly owned subsidiary of Journal Media Group, Inc. (the “Spin-Off Proposal”);

(b)                                 A proposal to approve the merger of the Company into a wholly owned subsidiary of The E. W. Scripps Company, following the spin-off of the Company’s newspaper business (the “Merger Proposal”);

(c)                                  A non-binding, advisory proposal to approve the compensation that may be paid or become payable to the Company’s named executive officers in connection with the transactions (the “Compensation Proposal”); and

(d)                                 A proposal to approve the adjournment or postponement of the Special Meeting, if necessary or appropriate, to solicit additional proxies in the event there are not sufficient votes at the time of the Special Meeting to approve both the Spin-Off Proposal and the Merger Proposal (the “Adjournment Proposal”).

As of the January 6, 2015 record date for the determination of the shareholders entitled to notice of, and to vote at, the Special Meeting, 45,306,761 shares of the Company’s class A common stock were outstanding and eligible to vote with an aggregate of 45,306,761 votes; and 5,593,949.282 shares of the Company’s class B common stock were outstanding and eligible to vote with an aggregate of 55,939,492.82 votes.  Approximately 85.68% of all votes were represented at the Special Meeting in person or by proxy.

Spin-Off Proposal

The shareholders approved the Spin-Off Proposal by the following final votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
82,941,551	3,487,310	321,209	0

Merger Proposal

The shareholders approved the Merger Proposal by the following final votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
82,876,691	3,550,970	322,409	0

Compensation Proposal

The shareholders approved the Compensation Proposal by the following final votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
77,606,079	4,995,106	4,148,885	0

Adjournment Proposal

In light of the fact that there were sufficient votes to approve the Spin-Off Proposal and the Merger Proposal, the Adjournment Proposal was not necessary.

*   *    *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOURNAL COMMUNICATIONS, INC.

Date: March 12, 2015	By:	/s/Mary Hill Taibl
Mary Hill Taibl
Senior Vice President, General Counsel, Secretary and Chief Compliance Officer